EXHIBIT 99.1

CERTAIN LENDER PRESENTATION MATERIALS

Kate Spade & Company (“the Company”) is presenting adjusted results (including adjusted net sales, gross profit, SG&A expense and operating (loss) income) for the quarters and full year of 2013, which exclude (to the extent included) the impact of expenses incurred in connection with the Company’s streamlining initiatives, brand-exiting activities, acquisition related costs, impairment of intangible assets, losses on extinguishment of debt, impairment of cost investment and gain on sales of trademarks. The Company believes that the adjusted results for such periods represent a more meaningful presentation of its historical operations and financial performance since these results provide period to period comparisons that are consistent and more easily understood. The attached tables, captioned “Reconciliation of Non-GAAP Financial Information,” provide a full reconciliation of results calculated in accordance with GAAP to the adjusted results.

The Company also presents Adjusted EBITDA, which the Company defines as income (loss) from continuing operations, adjusted to exclude income tax provision (benefit), interest expense, net, depreciation and amortization, net, losses on extinguishment of debt, gain on sales of trademarks, expenses incurred in connection with the Company’s streamlining initiatives and brand-exiting activities, acquisition related costs, non-cash impairment charges, losses on asset disposals, net, non-cash share-based compensation expense and unrealized and certain realized foreign currency transaction gains and losses. Adjusted EBITDA, as presented in the attached tables, is calculated based on adjusted operating income (loss) (which already does not include charges related to streamlining initiatives and brand-exiting activities, income tax provision (benefit), interest expense, net, losses on extinguishment of debt, impairment of cost investment, gain on sales of trademarks and other expense, net), adjusted to exclude depreciation and amortization, non-cash impairment charges, losses on asset disposals, net and non-cash share-based compensation expense, plus equity investee losses and realized foreign currency transaction gains (losses).

The Company is also presenting Comparable Adjusted results (including Comparable Adjusted net sales, gross profit, SG&A expense and operating (loss) income) for the quarters and full year of 2013, which the Company uses to measure the performance of its business after giving effect to the dispositions of the Juicy Couture and Lucky Brand businesses and certain corporate cost savings. Comparable adjusted net sales, gross profit, SG&A, operating income (loss) and EBITDA are calculated by starting with adjusted results (which already exclude charges related to streamlining initiatives and brand-exiting activities) and (i) deducting the historical net sales, gross profit, adjusted SG&A and Segment Adjusted EBITDA of Juicy Couture and (ii) reducing Corporate Adjusted EBITDA to an annualized amount of $53 million and (iii) adding back certain expenses relating principally to distribution functions that were included in the Juicy Couture historical results, but are not directly related to Juicy Couture and therefore will not be presented as discontinued operations when the Juicy Couture wind down is complete. The annualized Corporate Adjusted EBITDA of $(53) million is consistent with the Company’s previously provided 2014 guidance for Corporate Adjusted EBITDA of $(50) to $(55) million, which includes estimated amounts to be billed under the Transition Services Agreement (TSA) for Lucky Brand and assumes ownership of Lucky Brand by the Company for the month of January 2014, followed by the implementation of the (TSA) for a period of up to 24 months thereafter.

Comparable Adjusted EBITDA for the full year 2013 also does not include estimated incremental Adjusted EBITDA related to the acquisition of existing KATE SPADE businesses in Southeast Asia from Globalluxe that was completed in February 2014 of $3 million, which is the estimated impact on adjusted EBITDA as if such acquisition had been completed on the first day of the Company’s fiscal year that ended on December 28, 2013.  The Company believes that presenting Comparable Adjusted results (including Comparable Adjusted EBITDA) will aid investors in comparing the results of the Company after the dispositions of the Juicy Couture and Lucky Brand businesses with the results of the Company in subsequent periods and for earlier periods as if such dispositions had been given effect in those earlier periods.

The Company presents the described Adjusted EBITDA measures because it considers them important supplemental measures of the Company’s performance and believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry.

KATE SPADE & COMPANY AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
FOR THE THREE MONTHS ENDED MARCH 30, 2013
(In millions)

	As Reported (1)	Streamlining Initiatives & Brand-Exiting Activities (2)	Adjusted	Less: Juicy Couture Results (3)	Corporate & Other (4)	Comparable Adjusted

Total Net Sales	$254		$254	$(98)		$156
Kate Spade	141		141			141
Juicy Couture	98		98	(98)		-
ADG	15		15			15

Gross Profit	145		145	(47)		98

SG&A	167	$(5)	162	(60)	$(3)	99

Operating (Loss) Income	$(22)	$5	$(17)	$13	$3	$(1)

Depreciation and amortization, asset impairments and losses on asset disposals, net (5)			13	(4)		9
Share-based compensation			1			1
Other expense, net (6)			(1)			(1)

Adjusted EBITDA			$(4)	$9	$3	$8

Operating loss, per above	$(22)
Other expense, net (7)	(4)
Loss on extinguishment of debt	(1)
Interest expense, net	(12)
Provision for income taxes	1

Loss from Continuing Operations	$(40)

(1)	Represents the results of Kate Spade & Company in accordance with accounting principles generally accepted in the US.
(2)	Represents charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.
(3)
Represents the historical sales and gross profit and the Adjusted SG&A and Segment Adjusted EBITDA of the Juicy Couture segment.  Adjusted SG&A excludes charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.  Segment Adjusted EBITDA excludes depreciation and amortization, charges due to streamlining initiatives, brand-exiting activities, losses on asset disposals and impairments.

(4)
Corporate and other principally represents adjustments to reflect Corporate Costs on an annualized Adjusted EBITDA basis of $(53) million and certain expenses included in Juicy Couture historical results that were not directly attributable to Juicy Couture and therefore will not be presented as discontinued operations when the Juicy Couture wind-down is complete.

(5)	Excludes amortization included in Interest expense, net.
(6)	Includes foreign currency transaction gains and losses and equity in losses of equity investees.
(7)	Includes foreign currency transaction gains and losses, equity in losses of equity investees and loss on sale of trademark.

KATE SPADE & COMPANY AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
FOR THE THREE MONTHS ENDED JUNE 29, 2013
(In millions)

	As Reported (1)	Streamlining Initiatives & Brand-Exiting Activities (2)	Adjusted	Less: Juicy Couture Results (3)	Corporate & Other (4)	Comparable Adjusted

Total Net Sales	$273		$273	$(94)		$179
Kate Spade	167		167			167
Juicy Couture	94		94	(94)		-
ADG	12		12			12

Gross Profit	157		157	(47)		110

SG&A	170	$(3)	167	(56)	$(3)	108

Operating Loss	$(13)	$3	$(10)	$9	$3	$2

Depreciation and amortization, asset impairments and losses on asset disposals, net (5)			13	(5)		8
Share-based compensation			1			1

Adjusted EBITDA			$4	$4	$3	$11

Operating loss, per above	$(13)
Other expense, net (6)	(2)
Impairment of cost investment	(6)
Interest expense, net	(12)
Provision for income taxes	2

Loss from Continuing Operations	$(35)

(1)	Represents the results of Kate Spade & Company in accordance with accounting principles generally accepted in the US.
(2)	Represents charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.
(3)
Represents the historical sales and gross profit and the Adjusted SG&A and Segment Adjusted EBITDA of the Juicy Couture segment.  Adjusted SG&A excludes charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.  Segment Adjusted EBITDA excludes depreciation and amortization, charges due to streamlining initiatives, brand-exiting activities, losses on asset disposals and impairments.

(4)
Corporate and other principally represents adjustments to reflect Corporate Costs on an annualized Adjusted EBITDA basis of $(53) million and certain expenses included in Juicy Couture historical results that were not directly attributable to Juicy Couture and therefore will not be presented as discontinued operations when the Juicy Couture wind-down is complete.

(5)	Excludes amortization included in Interest expense, net.
(6)	Includes foreign currency transaction gains and losses, equity in losses of equity investees and loss on sale of trademark.

KATE SPADE & COMPANY AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
FOR THE THREE MONTHS ENDED SEPTEMBER 28, 2013
(In millions)

	As Reported (1)	Streamlining Initiatives & Brand-Exiting Activities (2)	Adjusted	Less: Juicy Couture Results (3)	Corporate & Other (4)	Comparable Adjusted

Total Net Sales	$311		$311	$(118)		$193
Kate Spade	180		180			180
Juicy Couture	118		118	(118)		-
ADG	13		13			13

Gross Profit	181		181	(63)		118

SG&A	178	$(2)	176	(61)		115

Operating Income (Loss)	$3	$2	$5	$(2)	$-	$3

Depreciation and amortization, asset impairments and losses on asset disposals, net (5)			13	(5)		8
Share-based compensation			1			1

Adjusted EBITDA			$19	$(7)	$-	$12

Operating income, per above	$3
Other expense, net (6)	(2)
Loss on extinguishment of debt	(1)
Interest expense, net	(12)
Provision for income taxes	1

Loss from Continuing Operations	$(13)

(1)	Represents the results of Kate Spade & Company in accordance with accounting principles generally accepted in the US.
(2)	Represents charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.
(3)
Represents the historical sales and gross profit and the Adjusted SG&A and Segment Adjusted EBITDA of the Juicy Couture segment.  Adjusted SG&A excludes charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.  Segment Adjusted EBITDA excludes depreciation and amortization, charges due to streamlining initiatives, brand-exiting activities, losses on asset disposals and impairments.

(4)
Corporate and other principally represents adjustments to reflect Corporate Costs on an annualized Adjusted EBITDA basis of $(53) million and certain expenses included in Juicy Couture historical results that were not directly attributable to Juicy Couture and therefore will not be presented as discontinued operations when the Juicy Couture wind-down is complete.

(5)	Excludes amortization included in Interest expense, net.
(6)	Includes foreign currency transaction gains and losses, equity in losses of equity investees and loss on sale of trademark.

KATE SPADE & COMPANY AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
FOR THE THREE MONTHS ENDED DECEMBER 28, 2013
(In millions)

	As Reported (1)	Streamlining Initiatives & Brand-Exiting Activities (2)	Adjusted	Less: Juicy Couture Results (3)	Corporate & Other (4)	Comparable Adjusted

Total Net Sales	$427		$427	$(152)		$275
Kate Spade	256		256			256
Juicy Couture	152		152	(152)		-
ADG	19		19			19

Gross Profit	243		243	(73)		170

SG&A	256	$(60)	196	(68)	$(2)	126

Operating (Loss) Income	$(13)	$60	$47	$(5)	$2	$44

Depreciation and amortization, asset impairments and losses on asset disposals, net (5)			17	(5)		12
Share-based compensation			2			2
Other expense, net (6)			(1)			(1)

Adjusted EBITDA			$65	$(10)	$2	$57

Operating loss, per above	$(13)
Other income, net (7)	178
Interest expense, net	(11)
Benefit for income taxes	(7)

Income from Continuing Operations	$161

(1)	Represents the results of Kate Spade & Company in accordance with accounting principles generally accepted in the US.
(2)	Represents charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.
(3)
Represents the historical sales and gross profit and the Adjusted SG&A and Segment Adjusted EBITDA of the Juicy Couture segment.  Adjusted SG&A excludes charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.  Segment Adjusted EBITDA excludes depreciation and amortization, charges due to streamlining initiatives, brand-exiting activities, losses on asset disposals and impairments.

(4)
Corporate and other principally represents adjustments to reflect Corporate Costs on an annualized Adjusted EBITDA basis of $(53) million and certain expenses included in Juicy Couture historical results that were not directly attributable to Juicy Couture and therefore will not be presented as discontinued operations when the Juicy Couture wind-down is complete.

(5)	Excludes amortization included in Interest expense, net.
(6)	Includes foreign currency transaction gains and losses and equity in losses of equity investees.
(7)	Includes foreign currency transaction gains and losses, equity in losses of equity investees and loss on sale of trademark.

KATE SPADE & COMPANY AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
FOR THE FISCAL YEAR ENDED DECEMBER 28, 2013
(In millions)

	As Reported (1)	Streamlining Initiatives & Brand-Exiting Activities (2)	Adjusted	Less: Juicy Couture Results (3)	Corporate & Other (4)	Comparable Adjusted (5)

Total Net Sales	$1,265		$1,265	$(462)		$803
Kate Spade	743		743			743
Juicy Couture	462		462	(462)		-
ADG	60		60			60

Gross Profit	726		726	(230)		496

SG&A	771	$(70)	701	(244)	$(9)	448

Operating (Loss) Income	$(45)	$70	$25	$14	$9	$48

Depreciation and amortization, asset impairments and losses on asset disposals, net (6)			56	(19)		37
Share-based compensation			5			5
Other expense, net (7)			(2)			(2)

Adjusted EBITDA			$84	$(5)	$9	$88

Operating loss, per above	$(45)
Other income, net (8)	171
Impairment of cost investment	(6)
Loss on extinguishment of debt	(2)
Interest expense, net	(47)
Benefit for income taxes	(3)

Income from Continuing Operations	$74

(1)	Represents the results of Kate Spade & Company in accordance with accounting principles generally accepted in the US.
(2)	Represents charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.
(3)
Represents the historical sales and gross profit and the Adjusted SG&A and Segment Adjusted EBITDA of the Juicy Couture segment.  Adjusted SG&A excludes charges due to streamlining initiatives, brand-exiting activities and acquisition related costs.  Segment Adjusted EBITDA excludes depreciation and amortization, charges due to streamlining initiatives, brand-exiting activities, losses on asset disposals and impairments.

(4)
Corporate and other principally represents adjustments to reflect Corporate Costs on an annualized Adjusted EBITDA basis of $(53) million and certain expenses included in Juicy Couture historical results that were not directly attributable to Juicy Couture and therefore will not be presented as discontinued operations when the Juicy Couture wind-down is complete.

(5)
Does not include estimated incremental Adjusted EBITDA related to the acquisition of existing KATE SPADE businesses in Southeast Asia from Globalluxe that was completed in February 2014 of $3 million, which is the estimated impact on Adjusted EBITDA as if such acquisition had been completed on the first day of the Company’s fiscal year that ended on December 28, 2013.

(6)	Excludes amortization included in Interest expense, net.
(7)	Includes foreign currency transaction gains and losses and equity in losses of equity investees.
(8)	Includes foreign currency transaction gains and losses, equity in losses of equity investees and gain on sale of trademark.